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                                                                   EXHIBIT 10(a)

                                 AMENDMENT NO. 2
                                     TO THE

                                TRANSMATION, INC.
                              DIRECTORS' STOCK PLAN

                            EFFECTIVE MARCH 11, 1996


        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Directors' Stock Plan, effective January 17, 1995, as last amended on August 15, 1995 (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 8 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby further amended, effective March 11, 1996, as follows:

               1. A new Section 3(d) is hereby added to Section "3. STOCK AWARDS." of the Plan, to provide in its entirety as follows (with the remainder of said Section 3 being unchanged and unaffected by this Amendment and continuing in full force and effect):

               "(D) ATTENDANCE AT MEETINGS BY CONFERENCE TELEPHONE. Notwithstanding any other provision of this Plan to the contrary: (i) a Participating Director who attends any regular meeting of the Board by conference telephone equipment shall receive no Award for attendance at such meeting; (ii) a Participating Director who attends any special meeting of the Board by conference telephone equipment shall receive an Award for attendance at such meeting, as if he had been present in person, if and to the extent that such Award is otherwise payable pursuant to Section 3(b); and (iii) a Participating Director who attends any meeting of a Committee of the Board by conference telephone equipment shall receive no Award for attendance at such meeting."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


        THIS AMENDMENT NO. 2 TO THE TRANSMATION, INC. DIRECTORS' STOCK PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON MARCH 11, 1996.



                                              /S/ JOHN A. MISIASZEK
                                              ----------------------------
                                              JOHN A. MISIASZEK, SECRETARY


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